Certain confidential information obtained in this document, marked by [**], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. THIRD AMENDMENT SUBLEASE This THIRD AMENDMENT TO THE SUBLEASE (this "Third Amendment") is made and entered into as of the 2nd day of August, 2024, by and between MAKY ZANGANEH & ASSOCIATES INC., a California corporation (hereinafter called "Sublandlord"), and SUMMIT THERAPEUTICS SUB, INC., a Delaware corporation (hereinafter called "Subtenant"). A. WHEREAS, Sublandlord and Subtenant entered into that certain Sublease dated March 1, 2021 (the "Original Sublease"), as amended by that certain First Amendment to the Sublease dated as of July 19, 2022 (the “First Amendment”) and that certain Second Amendment to the Sublease dated as of August 1, 2022 (the “Second Amendment”, and together with the First Amendment and the Original Sublease, the “Sublease”) whereby Sublandlord leased to Subtenant and Subtenant leased from Sublandlord a certain portion of the 4,960 feet of the space commonly known as Suite 106, which is leased to Sublandlord, more specifically approximately 4,500 square feet of the Premises (the “Original Sublease Premises”), which was expanded by the Second Amendment to include approximately 1,277 square feet of space commonly known as Suite 104 (“the Expansion Premises”) located on the first (1st) floor of that certain office building located at 2882 Sand Hill Road, Menlo Park, California (the “Building"); and B. WHEREAS, Sublandlord and Subtenant desire to amend the square footage of the Original Sublease Premises from approximately 4,500 square feet to approximately 4,645 square feet, and the associated Rent, and to make other modifications to the Sublease in connection therewith as hereinafter provided. C. NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENT: 1. Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Sublease unless expressly superseded by the terms of this Third Amendment. 2. Modification of the Original Sublease Premises and Rent. Effective August 1, 2024, the square footage of the Original Sublease Premises will increase from approximately 4,500 square feet to approximately 4,645 square feet at the Rent indicated below: Period Monthly Base Rent by Square Foot Monthly Base Rent 8/1/2024-9/30/2024 [**] [**] 10/1/2024-9/30/2025 [**] [**] 10/1/2025-12/31/2025 [**] [**]

2 3. Subtenant's Share of Building Direct Expenses. Subtenant shall continue to be obligated to pay Subtenant's Proportionate Share (which is revised to [**] as of August 1, 2024) of Sublandlord’s Proportionate Share of Operating Costs (“Additional Rent”) allocable to the Building in connection with the Original Sublease Premises, in accordance with the terms of the Sublease. Subtenant shall continue to be obligated to pay Subtenant's Proportionate Share of Operating Costs Share (which is [**]) of Sublandlord’s Proportionate Share of Operating Costs (“Additional Rent”) allocable to the Building in connection with the Expansion Premises in accordance with the terms of the Sublease. 4. Counterparts. This Third Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument. Delivery by facsimile, or e-mail of a PDF copy, or by using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), of a counterpart of this Third Amendment executed by Sublandlord or Subtenant shall constitute delivery by such party of such party's executed counterpart of this Third Amendment. 5. Effectiveness of Agreement. In no event shall any draft of this Third Amendment create any rights, obligations or liabilities, it being intended that only a fully executed and delivered copy of this Third Amendment will bind the parties hereto. 6. No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Sublease shall remain unmodified and in full force and effect. In the event of a conflict between the terms of the Sublease and the terms of this Third Amendment, the terms of this Third Amendment shall control. The provisions of the Sublease, as amended and supplemented by this Third Amendment, are hereby ratified and confirmed by Subtenant and Sublandlord in all respects. [Signature page follows.]

IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written. "SUBLANDLORD" Maky Zanganeh & Associates a California corporation By: /s/ Maky Zanganeh Name: Maky Zanganeh Title: CEO/Founder "SUBTENANT" SUMMIT THERAPEUTICS SUB, INC a Delaware corporation By: /s/ Manmeet Soni Name: Manmeet Soni Title: COO & CFO